Exhibit 99.3

FIRST QUARTER 2019

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for various financial and operating metrics and statements about future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

1Q 2019 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

1Q 2019 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue (ex. Core OID) (1)	$1,139	$1,163	$1,129	$1,115	$1,069	$(25)	$70
Core OID	(7)	(23)	(22)	(21)	(20)	17	13
Net financing revenue (as reported)	1,132	1,140	1,107	1,094	1,049	(8)	83
Other revenue (ex. change in the fair value of equity securities) (2)	396	393	392	356	394	3	2
Change in the fair value of equity securities (3)	70	(95)	6	8	(40)	165	110
Other revenue (as reported)	466	298	398	364	354	168	112
Provision for loan losses	282	266	233	158	261	16	21
Total noninterest expense (4)	830	804	807	839	814	26	16

Pre-tax income from continuing operations	486	368	465	461	328	118	158
Income tax expense	111	79	91	113	76	32	35
Income / (loss) from discontinued operations, net of tax	(1)	1	-	1	(2)	(2)	1

Net income attributable to common shareholders	$374	$290	$374	$349	$250	$84	$124

Selected Balance Sheet Data (Period-End)
Total assets	$180,117	$178,869	$173,101	$171,345	$170,021	$1,248	$10,096
Consumer loans	89,211	87,240	86,501	85,604	84,002	1,971	5,209
Commercial loans	40,844	42,686	40,104	39,940	41,325	(1,842)	(481)
Allowance for loan losses	(1,288)	(1,242)	(1,248)	(1,257)	(1,278)	(46)	(10)
Deposits	113,299	106,178	101,379	98,734	97,446	7,121	15,853
Total equity	13,699	13,268	13,085	13,139	13,082	431	617

Common Share Count
Weighted average basic (5)	404,129	411,931	422,187	430,628	436,213	(7,802)	(32,084)
Weighted average diluted (5)	405,959	414,750	424,784	432,554	438,931	(8,791)	(32,972)
Issued shares outstanding (period-end)	399,761	404,900	416,591	425,752	432,691	(5,139)	(32,930)

Per Common Share Data
Earnings per share (basic) (5)	$0.93	$0.70	$0.89	$0.81	$0.57	$0.22	$0.35
Earnings per share (diluted) (5)	0.92	0.70	0.88	0.81	0.57	0.22	0.35
Adjusted earnings per share (6)	0.80	0.92	0.91	0.83	0.68	(0.12)	0.12
Book value per share	34.3	32.8	31.4	30.9	30.2	1.5	4.0
Tangible book value per share (7)	33.6	32.1	30.7	30.2	29.6	1.5	4.0
Adjusted tangible book value per share (7)	31.4	29.9	28.6	28.1	27.4	1.5	4.0

Select Financial Ratios
Net interest margin (as reported)	2.67%	2.66%	2.67%	2.68%	2.64%
Net interest margin (ex. Core OID) (8)	2.69%	2.72%	2.72%	2.74%	2.69%
Cost of funds	2.70%	2.60%	2.45%	2.30%	2.16%
Cost of funds (ex. Core OID) (8)	2.66%	2.52%	2.38%	2.23%	2.09%
Efficiency Ratio (9)	51.9%	55.9%	53.6%	57.5%	58.0%
Adjusted efficiency ratio (8)(9)	48.9%	46.9%	46.0%	47.7%	50.1%
Return on average assets (10)	0.8%	0.7%	0.9%	0.8%	0.6%
Return on average total equity (10)	11.1%	8.8%	11.4%	10.6%	7.5%
Return on average tangible common equity (10)	11.3%	9.0%	11.7%	10.9%	7.7%
Core ROTCE (11)	10.9%	13.4%	13.7%	12.8%	10.6%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.3%	9.1%	9.4%	9.4%	9.3%
Tier 1 capital ratio	11.0%	10.8%	11.1%	11.1%	11.0%
Total capital ratio	12.5%	12.3%	12.7%	12.7%	12.6%
Tier 1 leverage ratio	9.0%	9.0%	9.2%	9.2%	9.3%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

1Q 2019 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,807	$1,790	$1,708	$1,647	$1,543	$17	$264
Interest on loans held-for-sale	2	5	4	6	-	(3)	2
Total interest and dividends on investment securities	222	211	182	173	163	11	59
Interest-bearing cash	23	22	18	17	15	1	8
Other earning assets	18	15	16	15	13	3	5
Operating leases	361	365	368	374	382	(4)	(21)

Total financing revenue and other interest income	2,433	2,408	2,296	2,232	2,116	25	317
Interest expense
Interest on deposits	592	523	462	399	351	69	241
Interest on short-term borrowings	44	48	29	40	32	(4)	12
Interest on long-term debt	419	457	451	434	411	(38)	8

Total interest expense	1,055	1,028	942	873	794	27	261
Depreciation expense on operating lease assets	246	240	247	265	273	6	(27)

Net financing revenue (as reported)	$1,132	$1,140	$1,107	$1,094	$1,049	$(8)	$83
Other revenue
Servicing fees	6	6	6	7	8	(1)	(3)
Insurance premiums and service revenue earned	261	269	258	239	256	(8)	5
Gain on mortgage and automotive loans, net	10	6	17	1	1	4	9
Other gain/loss on investments, net	108	(87)	22	27	(12)	195	120
Other income, net of losses	81	104	95	91	100	(23)	(19)

Total other revenue	466	298	398	364	354	168	112
Total net revenue	1,598	1,438	1,505	1,458	1,403	160	195
Provision for loan losses	282	266	233	158	261	16	21
Noninterest expense
Compensation and benefits expense	318	283	274	292	306	35	12
Insurance losses and loss adjustment expenses	59	54	77	101	63	5	(4)
Other operating expenses	453	467	456	446	445	(14)	8

Total noninterest expense	830	804	807	839	814	26	16
Pre-tax income from continuing operations	$486	$368	$465	$461	$328	$118	$158
Income tax expense from continuing operations	111	79	91	113	76	32	35

Net income from continuing operations	375	289	374	348	252	86	123
(Loss) / income from discontinued operations, net of tax	(1)	1	-	1	(2)	(2)	1

Net income	$374	$290	$374	$349	$250	$84	$124

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,139	$1,163	$1,129	$1,115	$1,069	$(25)	$70
Adjusted other revenue (2)	396	393	392	356	394	3	2
Provision for loan losses	282	266	233	158	261	16	21
Noninterest expense	830	804	807	839	814	26	16

Core pre-tax income (3)	$423	$486	$481	$474	$388	$(63)	$35
Core OID	7	23	22	21	20	(17)	(13)
Change in the fair value of equity securities (4)	(70)	95	(6)	(8)	40	(165)	(110)

Pre-tax income from continuing operations	$486	$368	$465	$461	$328	$118	$158

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2019 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Assets
Cash and cash equivalents
Noninterest-bearing	$946	$810	$802	$799	$768	$136	$178
Interest-bearing	3,011	3,727	2,970	3,125	2,953	(716)	58

Total cash and cash equivalents	3,957	4,537	3,772	3,924	3,721	(580)	236
Investment securities (1)	30,553	28,438	26,882	25,906	25,373	2,115	5,180
Loans held-for-sale, net	107	314	425	328	126	(207)	(19)
Finance receivables and loans	130,055	129,926	126,605	125,544	125,327	129	4,728
Allowance for loan losses	(1,288)	(1,242)	(1,248)	(1,257)	(1,278)	(46)	(10)

Total finance receivables and loans, net	128,767	128,684	125,357	124,287	124,049	83	4,718
Investment in operating leases, net	8,339	8,417	8,578	8,639	8,530	(78)	(191)
Premiums receivables and other insurance assets	2,401	2,326	2,291	2,247	2,197	75	204
Other assets	5,993	6,153	5,796	6,014	6,025	(160)	(32)

Total assets	$180,117	$178,869	$173,101	$171,345	$170,021	$1,248	$10,096

Liabilities
Deposit liabilities
Noninterest-bearing	$141	$142	$180	$153	$122	$(1)	$19
Interest-bearing	113,158	106,036	101,199	98,581	97,324	7,122	15,834

Total deposit liabilities	113,299	106,178	101,379	98,734	97,446	7,121	15,853
Short-term borrowings	6,115	9,987	7,338	7,108	9,564	(3,872)	(3,449)
Long-term debt	41,490	44,193	45,542	47,328	45,076	(2,703)	(3,586)
Interest payable	696	523	712	568	494	173	202
Unearned insurance premiums and service revenue	3,096	3,044	3,020	2,957	2,904	52	192
Accrued expense and other liabilities	1,722	1,676	2,025	1,511	1,455	46	267

Total liabilities	$166,418	$165,601	$160,016	$158,206	$156,939	$817	$9,479

Equity
Common stock and paid-in capital (2)	$19,119	$19,296	$19,582	$19,813	$19,978	$(177)	$(859)
Accumulated deficit	(5,195)	(5,489)	(5,716)	(6,026)	(6,318)	294	1,123
Accumulated other comprehensive (loss) income	(225)	(539)	(781)	(648)	(578)	314	353

Total equity	13,699	13,268	13,085	13,139	13,082	431	617

Total liabilities and equity	$180,117	$178,869	$173,101	$171,345	$170,021	$1,248	$10,096

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

1Q 2019 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Assets
Interest-bearing cash and cash equivalents	$4,212	$4,311	$3,159	$3,048	$3,503	$(99)	$709
Investment securities	30,555	28,926	27,313	26,987	26,316	1,629	4,239
Loans held-for-sale, net	190	394	318	358	28	(204)	162
Total finance receivables and loans, net (2)	128,663	127,681	124,986	124,516	122,531	982	6,132
Investment in operating leases, net	8,389	8,516	8,634	8,583	8,629	(127)	(240)

Total interest earning assets	172,009	169,828	164,410	163,492	161,007	2,181	11,002
Noninterest-bearing cash and cash equivalents	445	432	502	526	514	13	(69)
Other assets	6,558	6,412	7,331	7,505	7,286	146	(728)
Allowance for loan losses	(1,248)	(1,247)	(1,260)	(1,274)	(1,281)	(1)	33

Total assets	$177,764	$175,425	$170,983	$170,249	$167,526	$2,339	$10,238

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$91,881	$86,897	$83,034	$81,299	$79,821	$4,984	$12,060
Other interest-bearing deposit liabilities (3)	17,291	16,763	16,781	16,052	15,478	528	1,813

Total Interest-bearing deposit liabilities	109,172	103,660	99,815	97,351	95,299	5,512	13,873
Short-term borrowings	7,054	8,082	5,531	8,767	8,342	(1,028)	(1,288)
Long-term debt (4)	42,396	45,257	46,967	45,802	45,535	(2,861)	(3,139)

Total interest-bearing liabilities (4)	158,622	156,999	152,313	151,920	149,176	1,623	9,446
Noninterest-bearing deposit liabilities	137	142	149	126	114	(5)	23
Other liabilities	5,660	5,330	5,388	5,134	5,040	330	620

Total liabilities	$164,419	$162,471	$157,850	$157,180	$154,330	$1,948	$10,089

Equity
Total equity	$13,345	$12,954	$13,133	$13,069	$13,196	$391	$149

Total liabilities and equity	$177,764	$175,425	$170,983	$170,249	$167,526	$2,339	$10,238

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, dealer, and other deposits).

(4) Includes average Core OID balance of $1,089 million in 1Q 19, $1,104 million in 4Q 18, $1,126 million in 3Q 18, $1,148 million in 2Q 18, and $1,168 million in 1Q 18.

1Q 2019 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Pre-tax Income
Automotive Finance	$329	$335	$383	$382	$268	$(6)	$61
Insurance	145	(13)	55	11	27	158	118

Dealer Financial Services	474	322	438	393	295	152	179
Corporate Finance	13	21	36	58	29	(8)	(16)
Mortgage Finance	13	15	8	14	8	(2)	5
Corporate and Other (1)	(14)	10	(17)	(4)	(4)	(24)	(10)

Pre-tax income from continuing operations	$486	$368	$465	$461	$328	$118	$158
Core OID (2)	7	23	22	21	20	(17)	(13)
Change in the fair value of equity securities (3)	(70)	95	(6)	(8)	40	(165)	(110)

Core pre-tax income (4)	$423	$486	$481	$474	$388	$(63)	$35

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio and Ally Invest activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

1Q 2019 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue
Consumer	$1,130	$1,120	$1,097	$1,058	$1,012	$10	$118
Commercial	422	422	381	371	342	-	80
Loans held for sale	1	2	1	-	-	(1)	1
Operating leases	361	365	368	374	382	(4)	(21)
Other interest income	1	2	2	1	2	(1)	(1)

Total financing revenue and other interest income	1,915	1,911	1,849	1,804	1,738	4	177
Interest expense	689	692	646	614	556	(3)	133
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	262	268	274	281	291	(7)	(29)
Remarketing gains	15	28	27	16	18	(13)	(3)

Total depreciation expense on operating lease assets	246	240	247	265	273	6	(27)

Net financing revenue	980	979	956	925	909	1	71
Other revenue
Servicing fees	5	6	6	7	8	(2)	(4)
Gain/(loss) on automotive loans, net	8	4	18	-	-	4	8
Other income	56	50	56	55	58	6	(2)

Total other revenue	68	60	80	63	66	8	2

Total net revenue	1,048	1,039	1,036	988	975	9	73
Provision for loan losses	262	262	229	170	259	-	3
Noninterest expense
Compensation and benefits	136	124	120	130	131	12	5
Other operating expenses	321	318	304	306	317	3	4

Total noninterest expense	457	442	424	436	448	15	9

Pre-tax Income/(Loss)	$329	$335	$383	$382	$268	$(6)	$61

Memo: Net lease revenue
Operating lease revenue	$361	$365	$368	$374	$382	$(4)	$(21)
Depreciation expense on operating lease assets (ex. remarketing)	262	268	274	281	291	(7)	(29)
Remarketing gains (losses), net of repo valuation	15	28	27	16	18	(13)	(3)

Total depreciation expense on operating lease assets	246	240	247	265	273	6	(27)

Net lease revenue	$115	$125	$121	$109	$109	$(10)	$6

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	71,490	70,515	70,048	70,512	69,348	975	2,142
Commercial loans	35,726	38,134	35,881	35,645	36,935	(2,408)	(1,209)
Allowance for loan losses	(1,138)	(1,111)	(1,107)	(1,121)	(1,134)	(27)	(4)

Total finance receivables and loans, net	106,078	107,538	104,822	105,036	105,149	(1,460)	929
Investment in operating leases, net	8,339	8,417	8,578	8,639	8,530	(78)	(191)
Other assets	1,349	1,326	1,252	1,217	1,232	23	117

Total assets	$115,789	$117,304	$114,675	$114,915	$114,934	$(1,515)	$855

1Q 2019 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.0	$1.1	$0.9	$1.2	$1.5	$(0.1)	$(0.5)
Retail standard - new vehicle Chrysler	0.8	0.8	0.8	0.9	0.9	(0.0)	(0.1)
Retail standard - new vehicle Growth	1.2	1.1	1.0	1.2	1.2	0.1	0.0
Used vehicle	5.2	4.3	4.3	4.9	4.8	0.9	0.4
Lease	0.9	0.8	1.0	1.2	1.0	0.1	(0.2)
Retail subvented	0.1	0.1	0.1	0.1	0.0	(0.0)	0.0

Total originations	$9.2	$8.2	$8.1	$9.6	$9.5	$1.0	$(0.3)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.1	$2.0	$2.0	$2.3	$2.4	$0.1	$(0.3)
Prime (CB 660-739)	3.3	3.0	3.0	3.5	3.4	0.4	(0.1)
Prime/Near (CB 620-659)	2.1	1.8	1.9	2.2	2.2	0.3	(0.1)
Non Prime (CB 540-619)	0.9	0.7	0.7	0.9	0.8	0.2	0.0
Sub Prime (CB 0-539)	0.1	0.1	0.1	0.1	0.1	0.0	0.0
Commercial Services Group (2)	0.7	0.6	0.5	0.5	0.6	0.0	0.1

Total originations	$9.2	$8.2	$8.1	$9.6	$9.5	$1.0	$(0.3)

U.S. Market
Light vehicle sales (SAAR - units in millions)	16.9	17.5	16.9	17.2	17.1	(0.6)	(0.2)
Light vehicle sales (quarterly - units in millions)	4.0	4.4	4.3	4.5	4.1	(0.3)	(0.1)
GM market share	16.6%	18.0%	16.2%	16.9%	17.5%
Chrysler market share	12.4%	12.8%	13.2%	13.4%	12.6%

Ally U.S. Consumer Penetration
GM	5.7%	4.6%	5.0%	5.9%	7.6%
Chrysler	12.1%	10.7%	10.3%	12.5%	13.1%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$30.1	$32.3	$29.6	$29.4	$30.7	$(2.3)	$(0.6)
Dealer loans and other	5.7	5.8	6.2	6.3	6.2	(0.1)	(0.6)

Total Commercial outstandings	$35.7	$38.1	$35.9	$35.6	$36.9	$(2.4)	$(1.2)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	26,030	25,706	29,018	35,919	44,722	324	(18,692)
Average (loss) / gain per vehicle	$573	$1,089	$944	$447	$404	$(516)	$169
Total gain / (loss) ($ in millions)	$15	$28	$27	$16	$18	$(13)	$(3)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 1Q19.

1Q 2019 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue
Interest and dividends on investment securities	$27	$30	$29	$26	$26	$(3)	$1
Interest bearing cash	4	3	2	3	2	1	2

Total financing revenue and other interest revenue	31	33	31	29	28	(2)	3
Interest expense	19	18	17	16	16	1	3

Net financing revenue	12	15	14	13	12	(3)	-
Other revenue
Insurance premiums and service revenue earned	261	269	258	239	256	(8)	5
Other gain/(loss) on investments, net	95	(84)	22	25	(14)	179	109
Other income, net of losses	4	2	2	2	4	2	-

Total other revenue	360	187	282	266	246	173	114

Total net revenue	372	202	296	279	258	170	114
Noninterest expense
Compensation and benefits expense	21	18	18	18	21	3	-
Insurance losses and loss adjustment expenses	59	54	77	101	63	5	(4)
Other operating expenses	147	143	146	149	147	4	-

Total noninterest expense	227	215	241	268	231	12	(4)

Pre-tax Income/(Loss)	$145	$(13)	$55	$11	$27	$158	$118

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$261	$269	$258	$239	$256	$(8)	$5
Investment income (adjusted) (1)	42	22	29	30	33	19	9
Other income	4	2	2	2	4	2	-

Total insurance premiums and other income	307	293	289	271	293	13	14
Expense
Insurance losses and loss adjustment expenses	59	54	77	101	63	5	(4)
Acquisition and underwriting expenses
Compensation and benefit expense	21	18	18	18	21	3	-
Insurance commission expense	114	108	113	109	110	6	4
Other expense	33	35	33	40	37	(2)	(4)

Total acquisition and underwriting expense	168	161	164	167	168	7	-

Total expense	227	215	241	268	231	12	(4)

Core pre-tax income (1)	80	78	48	3	62	1	18
Change in the fair value of equity securities (1)	65	(91)	7	8	(35)	157	100

Income (Loss) before income tax expense	$145	$(13)	$55	$11	$27	$158	$118

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,512	$5,092	$5,248	$5,145	$5,116	$420	$396
Premiums receivable and other insurance assets	2,420	2,347	2,308	2,263	2,213	73	207
Other assets	247	295	220	226	228	(48)	19

Total assets	$8,179	$7,734	$7,776	$7,634	$7,557	$445	$622

Key Statistics
Total written premiums and revenue (2)	$305	$298	$323	$278	$275	$7	$30

Loss ratio (3)	22.2%	20.1%	29.4%	41.9%	24.3%
Underwriting expense ratio (4)	63.5%	59.4%	63.1%	69.4%	64.5%

Combined ratio	85.7%	79.5%	92.6%	111.2%	88.8%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

1Q 2019 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue
Total financing revenue and other interest income	$146	$138	$126	$114	$105	$8	$41
Interest expense	96	90	82	70	62	6	34

Net financing revenue	50	48	44	44	43	2	7
Gain on mortgage loans, net	2	1	2	1	1	1	1
Other income, net of losses	-	1	-	1	-	(1)	-

Total other revenue	2	2	2	2	1	-	1

Total net revenue	52	50	46	46	44	2	8
Provision for loan losses	2	(3)	2	-	2	5	-
Noninterest expense
Compensation and benefits expense	8	8	8	8	8	-	-
Other operating expense	29	30	28	24	26	(1)	3

Total noninterest expense	37	38	36	32	34	(1)	3

Pre-tax Income/(Loss)	$13	$15	$8	$14	$8	$(2)	$5

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$16,225	$15,155	$14,840	$13,328	$12,733	$1,070	$3,492
Allowance for loan losses	(18)	(16)	(20)	(18)	(20)	(2)	2

Total finance receivables and loans, net	16,207	15,139	14,820	13,310	12,713	1,068	3,494
Other assets	94	72	76	75	67	22	27

Total assets	$16,301	$15,211	$14,896	$13,385	$12,780	$1,090	$3,521

1Q 2019 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue
Total financing revenue and other interest income	$90	$86	$82	$89	$74	$4	$16
Interest expense	36	35	32	32	28	1	8

Net financing revenue	54	51	50	57	46	3	8
Total other revenue (adjusted) (1)	7	6	14	14	13	1	(6)

Total net revenue	61	57	64	71	59	4	1
Provision for loan losses	23	10	8	(6)	-	13	23
Noninterest expense
Compensation and benefits expense	19	13	13	12	15	6	4
Other operating expense	10	9	7	7	10	1	-

Total noninterest expense	29	22	20	19	25	7	4
Core pre-tax income (1)	9	25	36	58	34	(16)	(26)

Change in the fair value of equity securities (2)	4	(4)	(0)	0	(5)	8	10

Pre-tax Income/(Loss)	$13	$21	$36	$58	$29	$(8)	$(16)

Balance Sheet (Period-End)
Cash, trading and investment securities	$12	$7	$11	$12	$12	$5	$-
Loans held for sale	24	47	112	275	101	(23)	(77)
Commercial loans	5,001	4,636	4,356	4,184	4,278	365	723
Allowance for loan losses	(96)	(77)	(76)	(68)	(69)	(19)	(27)

Total finance receivables and loans, net	4,905	4,559	4,280	4,116	4,209	346	696
Other assets	65	57	56	55	53	8	12

Total assets	$5,006	$4,670	$4,459	$4,458	$4,375	$336	$631

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2019 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Net financing revenue
Total financing revenue and other interest income	$251	$240	$208	$196	$171	$11	$80
Interest expense
Core original issue discount amortization	7	23	22	21	20	(17)	(13)
Other interest expense	208	170	143	120	112	39	96

Total interest expense	215	193	165	141	132	22	83

Net financing revenue (deficit)	36	47	43	55	39	(11)	(3)
Other revenue
Other gain on investments, net	9	-	1	1	6	9	3
Other income, net of losses (1)	16	47	19	18	27	(31)	(11)

Total other revenue	25	47	20	19	33	(22)	(8)

Total net revenue (deficit)	61	94	63	74	72	(33)	(11)
Provision for loan losses	(5)	(3)	(6)	(6)	-	(2)	(5)
Noninterest expense
Compensation and benefits expense	134	120	115	124	131	14	3
Other operating expense (2)	(54)	(33)	(29)	(40)	(55)	(21)	1

Total noninterest expense	80	87	86	84	76	(7)	4

Pre-tax (loss) / income	$(14)	$10	$(17)	$(4)	$(4)	$(24)	$(10)

Balance Sheet (Period-End)
Cash, trading and investment securities	$28,963	$27,853	$25,372	$24,650	$23,943	$1,110	$5,020
Loans held-for-sale	50	49	45	40	18	1	32
Consumer loans	1,496	1,570	1,613	1,764	1,920	(74)	(424)
Commercial loans (3)	135	126	122	111	113	9	22
Allowance for loan losses	(36)	(38)	(45)	(50)	(55)	2	19

Total finance receivables and loans, net	1,595	1,658	1,690	1,825	1,978	(63)	(383)
Other assets	4,234	4,390	4,188	4,438	4,436	(156)	(202)

Total assets	$34,842	$33,950	$31,295	$30,953	$30,375	$892	$4,467

Core OID Amortization Schedule (4)	2019	2020	2021	2022	2023 & After

Remaining Core OID amortization expense	$22	$33	$38	$44	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans as well as Ally Invest fee-based revenue.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $229 million for 1Q19, $220 million for 4Q18, $208 million for 3Q18, $206 million for 2Q18, and $220 million for 1Q18. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

1Q 2019 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Ending loan balance	$130,055	$129,926	$126,605	$125,544	$125,327	$129	$4,728
30+ Accruing DPD	$1,920	$2,598	$2,235	$2,046	$1,951	$(678)	$(31)
30+ Accruing DPD%	1.48%	2.00%	1.76%	1.63%	1.56%
Non-performing loans (NPLs)	$987	$1,092	$903	$905	$863	$(104)	$124
Net charge-offs (NCOs)	$237	$271	$235	$180	$259	$(34)	$(23)
Net charge-off rate (2)	0.73%	0.85%	0.75%	0.57%	0.84%

Provision for loan losses	$282	$266	$233	$158	$261	$16	$21
Allowance for loan losses (ALLL)	$1,288	$1,242	$1,248	$1,257	$1,278	$46	$10

ALLL as % of Loans (3) (4)	0.99%	0.96%	0.99%	1.00%	1.02%
ALLL as % of NPLs (3)	130%	114%	138%	139%	148%
ALLL as % of NCOs (3)	136%	115%	133%	175%	123%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$1,833	$2,501	$2,139	$1,960	$1,812	$(668)	$21
% of retail contract $ outstanding	2.56%	3.55%	3.06%	2.78%	2.61%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$234	$259	$233	$182	$253	$(25)	$(19)
% of avg. HFI assets (2)	1.32%	1.48%	1.32%	1.04%	1.47%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$0	$0	$3	$2	$(0)	$(0)	$0
% of avg. HFI assets (2)	0.00%	0.00%	0.04%	0.02%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $63 million of fair value adjustment for loans in hedge accounting relationships in 1Q19, $24 million in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18 and ($31) million in 1Q18.

(5) Dollar amount of accruing contracts greater than 30 days past due

1Q 2019 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Allowance for loan losses	$1,070	$1,048	$1,043	$1,053	$1,066	$22	$4
Total consumer loans (2)	$71,553	$70,539	$69,995	$70,473	$69,318	$1,014	$2,235
Coverage ratio (3)	1.50%	1.49%	1.49%	1.49%	1.54%

Commercial
Allowance for loan losses	$68	$63	$64	$68	$68	$6	$1
Total commercial loans	$35,708	$37,924	$35,626	$35,645	$36,935	$(2,216)	$(1,227)
Coverage ratio	0.19%	0.17%	0.18%	0.19%	0.18%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$18	$16	$20	$18	$20	$2	$(2)
Total consumer loans	$16,225	$15,155	$14,840	$13,328	$12,733	$1,070	$3,493
Coverage ratio	0.11%	0.11%	0.13%	0.14%	0.15%

Mortgage - Legacy
Allowance for loan losses	$34	$37	$44	$48	$54	$(3)	$(20)
Total consumer loans	$1,433	$1,546	$1,666	$1,803	$1,950	$(113)	$(517)
Coverage ratio	2.36%	2.37%	2.64%	2.67%	2.76%

Total Mortgage
Allowance for loan losses	$52	$53	$64	$66	$74	$(1)	$(22)
Total consumer loans	$17,658	$16,701	$16,506	$15,131	$14,683	$957	$2,975
Coverage ratio	0.29%	0.32%	0.39%	0.44%	0.50%

Corporate Finance (1)
Allowance for loan losses	$96	$77	$76	$68	$69	$19	$27
Total commercial loans	$5,001	$4,636	$4,356	$4,184	$4,278	$365	$723
Coverage ratio	1.91%	1.66%	1.74%	1.62%	1.60%

Corporate and Other (1)
Allowance for loan losses	$2	$1	$1	$2	$1	$0	$0
Total commercial loans	$135	$126	$122	$111	$113	$9	$22
Coverage ratio	1.31%	1.15%	1.15%	1.58%	1.31%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $63 million of fair value adjustment for loans in hedge accounting relationships in 1Q19, $24 million in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18 and ($31) million in 1Q18.

(3) Excludes $63 million of fair value adjustment for loans in hedge accounting relationships in 1Q19, $24 million in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18 and ($31) million in 1Q18.

1Q 2019 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Risk-weighted assets	$145.9	$146.6	$142.2	$141.6	$141.2	$(0.7)	$4.7

Common Equity Tier 1 (CET1) capital ratio	9.3%	9.1%	9.4%	9.4%	9.3%
Tier 1 capital ratio	11.0%	10.8%	11.1%	11.1%	11.0%
Total capital ratio	12.5%	12.3%	12.7%	12.7%	12.6%

Tangible common equity / Tangible assets (2)(3)	7.5%	7.3%	7.4%	7.5%	7.5%
Tangible common equity / Risk-weighted assets (2)	9.2%	8.9%	9.0%	9.1%	9.1%

Shareholders’ equity	$13.7	$13.3	$13.1	$13.1	$13.1	$0.4	$0.6
less: Disallowed DTA	(0.1)	(0.1)	(0.2)	(0.3)	(0.3)	-	0.2
Certain AOCI items and other adjustments	-	0.3	0.5	0.4	0.3	(0.3)	(0.3)

Common Equity Tier 1 capital (4)	$13.6	$13.4	$13.4	$13.3	$13.1	$0.2	$0.5

Common Equity Tier 1 capital	$13.6	$13.4	$13.4	$13.3	$13.1	$0.2	$0.5
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$16.0	$15.8	$15.8	$15.7	$15.5	$0.2	$0.5

Tier 1 capital	$16.0	$15.8	$15.8	$15.7	$15.5	$0.2	$0.5
add: Qualifying subordinated debt and redeemable preferred stock	1.0	1.0	1.0	1.0	1.0	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	-	-

Total capital	$18.3	$18.0	$18.0	$17.9	$17.8	$0.3	$0.5

Total shareholders’ equity	$13.7	$13.3	$13.1	$13.1	$13.1	$0.4	$0.6
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible common equity (2)	$13.4	$13.0	$12.8	$12.8	$12.8	$0.4	$0.6

Total assets	$180.1	$178.9	$173.1	$171.3	$170.0	$1.2	$10.1
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible assets (3)	$179.8	$178.6	$172.8	$171.1	$169.7	$1.2	$10.1

Denominator for Common equity tier 1 ratio
Risk-weighted assets (transition)	$145.9	$146.6	$142.2	$141.6	$141.2
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.1	0.2	0.3	0.3	0.3

Risk-weighted assets (fully phased-in)	$146.1	$146.8	$142.5	$141.9	$141.6

Metric
Common equity tier 1 ratio (transition)	9.3%	9.1%	9.4%	9.4%	9.3%
Common equity tier 1 ratio (fully phased-in) (4)	9.3%	9.1%	9.4%	9.3%	9.2%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

(4) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

1Q 2019 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3/31/2019		12/31/2018		3/31/2018
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.7	$1.7	$1.6	$2.6	$1.1	$2.2
Highly liquid securities (3)	1.3	19.1	1.6	11.2	2.0	9.5
Current committed unused capacity	1.1	0.7	0.6	1.3	3.0	-

Subtotal	$4.1	$21.5	$3.8	$15.2	$6.1	$11.6
Ally Bank intercompany loan (4)	-	-	-	-	-	-

Total current available liquidity	$4.1	$21.5	$3.8	$15.2	$6.1	$11.6

Unsecured Long-Term Debt Maturity Profile	2019	2020	2021	2022	2023	2024 & After
Consolidated remaining maturities	$0.9	$2.3	$0.7	$1.1	$0.0	$7.5

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company.

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date.

(3) Includes unencumbered UST, Agency debt and Agency MBS.

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

1Q 2019 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Retail Auto Loans	$70,981	$69,982	$70,547	$69,941	$68,727	$999	$2,254
Auto Lease (net of dep)	8,389	8,516	8,634	8,583	8,629	(127)	(240)
Commercial Auto	35,641	36,815	34,529	35,470	35,463	(1,174)	178
Corporate Finance	4,825	4,402	4,228	4,232	4,121	423	704
Mortgage	17,186	16,602	15,660	14,767	14,119	584	3,067
Cash, Securities and Other	34,987	33,511	30,812	30,499	29,948	1,476	5,039

Total Earning Assets	$172,009	$169,828	$164,410	$163,492	$161,007	$2,181	$11,002

Interest Revenue	2,187	2,168	2,049	1,967	1,843	19	344

Unsecured Debt (ex. Core OID balance) (1)(4)	$12,664	$13,963	$15,014	$15,728	$16,478	$(1,299)	$(3,814)
Secured Debt	16,163	18,029	18,840	17,638	18,878	(1,867)	(2,715)
Deposits (2)	109,309	103,802	99,964	97,477	95,413	5,507	13,896
Other Borrowings (3)	21,712	22,451	19,770	22,351	19,689	(739)	2,023

Total Funding Sources (ex. Core OID balance) (1)	$159,848	$158,245	$153,588	$153,194	$150,458	$1,602	$9,390

Interest Expense (ex. Core OID) (1)	1,048	1,005	920	852	774	43	274

Net Financing Revenue (ex. Core OID) (1)	$1,139	$1,163	$1,129	$1,115	$1,069	$(25)	$70

Net Interest Margin (yield details)
Retail Auto Loan	6.47%	6.39%	6.20%	6.08%	5.90%	0.08%	0.57%
Auto Lease (net of dep)	5.56%	5.82%	5.56%	5.09%	5.12%	(0.26% )	0.44%
Commercial Auto	4.80%	4.55%	4.40%	4.20%	3.91%	0.25%	0.89%
Corporate Finance	7.48%	7.48%	7.41%	7.96%	7.28%	0.00%	0.20%
Mortgage	3.82%	3.73%	3.65%	3.59%	3.62%	0.09%	0.20%
Cash, Securities and Other	3.09%	3.02%	2.83%	2.77%	2.60%	0.07%	0.49%

Total Earning Assets	5.16%	5.06%	4.94%	4.83%	4.64%	0.10%	0.52%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	6.37%	6.14%	5.79%	5.76%	5.59%	0.23%	0.78%
Secured Debt	3.11%	2.95%	2.79%	2.65%	2.42%	0.16%	0.69%
Deposits (2)	2.20%	2.00%	1.84%	1.64%	1.49%	0.20%	0.71%
Other Borrowings (3)	2.48%	2.33%	2.13%	1.97%	1.71%	0.15%	0.77%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.66%	2.52%	2.38%	2.23%	2.09%	0.14%	0.57%

NIM (as reported)	2.67%	2.66%	2.67%	2.68%	2.64%	0.01%	0.03%
NIM (ex. Core OID & Core OID balance) (1)	2.69%	2.72%	2.72%	2.74%	2.69%	-0.03%	0.00%

Key Deposit Statistics
Average retail CD maturity (months)	20.9	21.3	22.0	22.2	22.9	(0.4)	(2.0)
Average retail deposit rate	2.14%	1.93%	1.78%	1.58%	1.45%

Ally Financial End of Period Deposit Levels
Ally Bank retail	$95,423	$89,121	$84,629	$81,737	$81,657	$6,302	$13,766
Ally Bank brokered & other	17,876	17,057	16,750	16,997	15,789	819	2,087

Total deposits	$113,299	$106,178	$101,379	$98,734	$97,446	$7,121	$15,853

Ally Bank Deposit Mix
Retail CD	34%	34%	34%	34%	35%
MMA/OSA/Checking	50%	50%	49%	48%	48%
Brokered	16%	16%	17%	17%	16%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow, dealer, and other deposits.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

1Q 2019 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18
Loan Value
Gross carry value	$16.2	$15.2	$14.8	$13.3	$12.7
Net carry value	$16.2	$15.1	$14.8	$13.3	$12.7

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent	0.4%	0.5%	0.4%	0.5%	1.0%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.6%	4.4%	4.2%	4.1%	4.1%
Refreshed FICO	772	774	772	772	770
Wtd. Avg. LTV/CLTV (1)	60.7%	59.6%	60.8%	60.2%	60.4%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.4	$1.5	$1.7	$1.8	$2.0
Net carry value	$1.4	$1.5	$1.6	$1.8	$1.9

Estimated Pool Characteristics
% Second lien	15.6%	15.4%	15.2%	15.3%	15.7%
% Interest only	0.3%	0.2%	0.2%	0.3%	0.8%
% 30+ Day delinquent	5.4%	5.4%	6.1%	6.1%	5.8%
% Low/No documentation	23.2%	23.3%	23.3%	23.2%	22.9%
% Non-primary residence	7.5%	7.6%	7.5%	7.6%	7.5%
Refreshed FICO	729	730	730	728	727
Wtd. Avg. LTV/CLTV (1)	65.9%	65.8%	67.8%	69.5%	70.2%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

1Q 2019 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
GAAP net income attributable to common shareholders	$374	$290	$374	$349	$250	$84	$124

Weighted-average common shares outstanding - basic (1)	404,129	411,931	422,187	430,628	436,213	(7,802)	(32,084)

Weighted-average common shares outstanding - diluted (1)	405,959	414,750	424,784	432,554	438,931	(8,791)	(32,972)

Issued shares outstanding (period-end)	399,761	404,900	416,591	425,752	432,691	(5,139)	(32,930)

Net income (loss) per share - basic (1)	$0.93	$0.70	$0.89	$0.81	$0.57	$0.22	$0.35

Net income (loss) per share - diluted (1)	$0.92	$0.70	$0.88	$0.81	$0.57	$0.22	$0.35

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$374	$290	$374	$349	$250	$84	$124
(Loss) / income from discontinued operations, net of tax	1	(1)	-	(1)	2	2	(1)
Core OID	7	23	22	21	20	(17)	(13)
Change in the fair value of equity securities (2)	(70)	95	(6)	(8)	40	(165)	(110)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (2)	13	(25)	(3)	(3)	(13)	38	26
Core net income attributable to common shareholders (3)	$325	$382	$386	$358	$300	$(57)	$26
Denominator
Weighted-average common shares outstanding - diluted (1)	405,959	414,750	424,784	432,554	438,931	(8,791)	(32,972)

Adjusted EPS (4)	$0.80	$0.92	$0.91	$0.83	$0.68	$(0.12)	$0.12

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$7	$23	$22	$21	$20	$(17)	$(13)
Other OID	3	2	4	4	4	1	(1)

GAAP original issue discount amortization expense	$10	$26	$25	$25	$24	$(16)	$(14)

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,085)	$(1,092)	$(1,115)	$(1,137)	$(1,158)	$7	$73
Other outstanding OID balance	(39)	(43)	(46)	(49)	(53)	4	14

GAAP outstanding original issue discount balance	$(1,125)	$(1,135)	$(1,161)	$(1,187)	$(1,211)	$11	$87

Adjusted Other Revenue
GAAP Other Revenue	$466	$298	$398	$364	$354	$168	$112
Change in the fair value of equity securities (2)	(70)	95	(6)	(8)	40	(165)	(110)

Adjusted Other Revenue	$396	$393	$392	$356	$394	$3	$2

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,132	$1,140	$1,107	$1,094	$1,049	$(8)	$83
Core OID	7	23	22	21	20	(17)	(13)

Net Financing Revenue (ex. Core OID)	$1,139	$1,163	$1,129	$1,115	$1,069	$(25)	$70

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

1Q 2019 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18

Numerator
GAAP Common shareholder’s equity	$13.7	$13.3	$13.1	$13.1	$13.1	$0.4	$0.6
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0

Tangible common equity	13.4	13.0	12.8	12.8	12.8	0.4	0.6
Tax-effected Core OID balance (21% tax rate starting 4Q17)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.1

Adjusted tangible book value (1)	$12.6	$12.1	$11.9	$12.0	$11.9	$0.4	$0.7

Denominator
Issued shares outstanding (period-end, thousands)	399,761	404,900	416,591	425,752	432,691	(5,139)	(32,930)

GAAP Common shareholder’s equity per share	$34.3	$32.8	$31.4	$30.9	$30.2	$1.5	$4.0
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.0)	(0.0)

Tangible common equity per share	33.6	32.1	30.7	30.2	29.6	1.5	4.0
Tax-effected Core OID (21% tax rate starting 4Q17) per share	(2.1)	(2.1)	(2.1)	(2.1)	(2.1)	(0.0)	(0.0)

Adjusted tangible book value per share (1)	$31.4	$29.9	$28.6	$28.1	$27.4	$1.5	$4.0

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

1Q 2019 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Numerator
GAAP net income attributable to common shareholders	$374	$290	$374	$349	$250	$84	$124
Discontinued operations, net of tax	1	(1)	-	(1)	2	2	(1)
Core OID	7	23	22	21	20	(17)	(13)
Change in the fair value of equity securities (1)	(70)	95	(6)	(8)	40	(165)	(110)
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (1)	13	(25)	(3)	(3)	(13)	38	26

Core net income attributable to common shareholders (2)	$325	$382	$386	$358	$300	$(57)	$26

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.5	$13.2	$13.1	$13.1	$13.3	$0.3	$0.2
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0

Tangible common equity	$13.2	$12.9	$12.8	$12.8	$13.0	$0.3	$0.2
Core OID balance	(1.1)	(1.1)	(1.1)	(1.1)	(1.2)	0.0	0.1
Net deferred tax asset (“DTA”)	(0.2)	(0.4)	(0.4)	(0.5)	(0.5)	0.2	0.3

Normalized common equity (3)	$11.9	$11.4	$11.2	$11.2	$11.3	$0.5	$0.6
Core Return on Tangible Common Equity (4)	10.9%	13.4%	13.7%	12.8%	10.6%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non—GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. 1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and certain discrete tax items. 2. In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

1Q 2019 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	1Q 19	4Q 18	3Q 18	2Q 18	1Q 18	4Q 18	1Q 18
Numerator
GAAP noninterest expense	$830	$804	$807	$839	$814	$26	$16
Rep and warrant expense	-	1	(0)	2	0	(1)	(0)
Insurance expense	(227)	(215)	(241)	(268)	(231)	(12)	4

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$603	$590	$566	$573	$583	$13	$20

Denominator
Total net revenue	$1,598	$1,438	$1,505	$1,458	$1,403	$160	$195
Core OID	7	23	22	21	20	(17)	(13)
Insurance revenue	(372)	(202)	(296)	(279)	(258)	(170)	(114)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,233	$1,259	$1,231	$1,200	$1,165	$(27)	$68
Adjusted Efficiency Ratio (1)	48.9%	46.9%	46.0%	47.7%	50.1%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2019 Preliminary Results	24